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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report of Independent Auditors dated February 4, 1999 which appears in Community Shores Bank Corporation's 1998 Annual Report that is incorporated by reference in its Annual Report on Form 10-KSB for the period ended December 31, 1998.



                                               /s/ Crowe, Chizek and Company LLP


Grand Rapids, Michigan
October 22, 1999